Exhibit 99.1

Media Contact	Investor Contact
Audria Belton	Jennifer H. Demba, CFA
Media Relations	Investor Relations
media@synovus.com	investorrelations@synovus.com

Synovus announces earnings for second quarter 2025
Diluted earnings (loss) per share of $1.48 versus $(0.16) in 2Q24
Adjusted diluted earnings per share of $1.48 versus $1.16 in 2Q24

COLUMBUS, Ga., July 16, 2025 - Synovus Financial Corp. (NYSE: SNV) today reported financial results for the quarter ended June 30, 2025.

“Synovus delivered impressive 28% year-over-year growth in adjusted earnings per share in the second quarter — an achievement driven by exceptional financial discipline, strategic execution and a steadfast commitment to operational excellence. Funded loan production surged 60% year over year, driving 8% annualized loan growth. Moreover, this quarter's positive operating leverage further strengthened our top-quartile efficiency ratio and profitability. Credit quality improved across all categories, and our Common Equity Tier 1 capital ratio reached the highest level in our company's history. Despite the continuing economic and global uncertainty, our performance reflects the strength of our strategy, resilience of our team and the trust of our clients. With this strong performance and conviction in our strategy, we've confidently raised our full-year 2025 earnings guidance," said Synovus Chairman, CEO and President Kevin Blair.

Second Quarter 2025 Highlights

•Net income available to common shareholders was $206.3 million, or $1.48 per diluted share, compared to $183.7 million, or $1.30, in first quarter 2025 and $(23.7) million, or $(0.16), in second quarter 2024.
•Adjusted net income available to common shareholders was $206.4 million, or $1.48 per diluted share, compared to $184.4 million, or $1.30, in first quarter 2025 and $169.6 million, or $1.16, in second quarter 2024. Adjusted second quarter 2024 earnings per share excludes a $257 million loss on the sale of securities from a bond portfolio repositioning.
•Pre-provision net revenue was $278.0 million, which increased 6% from first quarter 2025 but was up sharply from second quarter 2024 as a result of the $257 million securities loss in the year ago period. Adjusted pre-provision net revenue of $279.7 million increased 5% on a linked quarter basis and rose 7% year over year.
•Net interest income grew 1% from the first quarter and $24.6 million, or 6%, compared to second quarter 2024. On a linked quarter basis, the net interest margin expanded by 2 basis points to 3.37% as a result of a decline in deposit costs, fixed-rate asset repricing, hedge maturities, lower cash balances and a stable Fed Funds environment.
•Period-end loans increased $888.0 million, or 2%, from first quarter 2025 fueled by specialty lending, corporate and investment banking lending and commercial banking.
•Period-end core deposits (excluding brokered deposits) were $45.2 billion, a decline of $788.4 million sequentially, which included a $405 million drop in public funds quarter over quarter. Time deposits and interest-bearing demand deposits declined, partially offset by an increase in non-interest bearing deposits. Brokered deposits declined $129.6 million from the prior quarter. Average deposit costs fell 4 basis points sequentially to 2.22%.

•Non-interest revenue of $134.1 million increased $17.7 million, or 15%, sequentially and was up sharply compared to second quarter 2024. Adjusted non-interest revenue of $130.9 million increased $13.6 million, or 12%, sequentially and increased $3.6 million, or 3%, from second quarter 2024. The sequential increase in adjusted non-interest revenue was primarily attributable to higher core banking fees, wealth management income, capital markets income, commercial sponsorship fees and a bank-owned life insurance gain. Year-over-year growth was impacted by lower capital markets income, which was more than offset by growth in core banking fees and wealth management income.
•Non-interest expense and adjusted non-interest expense were $315.7 million and $312.4 million, respectively. Adjusted non-interest expense increased 1% from first quarter 2025 and 3% from a year ago, primarily due to higher employment expense. Excluding the FDIC special assessment reversals in second quarter 2024 and second quarter 2025, adjusted non-interest expense rose 2% year over year.
•The non-performing loan and asset ratios improved to 0.59% compared to 0.67% in first quarter 2025, while the net charge-off ratio for second quarter 2025 was 0.17%, down from 0.20% in the prior quarter. Total past due loans were 0.24% of total loans outstanding.
•Provision for credit losses of $3.2 million declined 70% sequentially and fell 88% compared to $26.4 million in second quarter 2024. The allowance for credit losses ratio (to loans) of 1.18% was down from 1.24% in the prior quarter, while our reserve coverage of non-performing loans improved to 200% in second quarter 2025 from 185% in the prior quarter.
•The preliminary Common Equity Tier 1 ratio ended first quarter 2025 at 10.91% as core earnings accretion offset the impact of approximately $21 million in common stock repurchases.

Second Quarter Summary

	Reported			Adjusted
(dollars in thousands)	2Q25	1Q25	2Q24	2Q25	1Q25	2Q24
Net income (loss) available to common shareholders	$206,320	$183,691	$(23,741)	$206,375	$184,380	$169,617
Diluted earnings per share	1.48	1.30	(0.16)	1.48	1.30	1.16
Total revenue	593,696	570,850	306,147	592,083	573,243	563,597
Total loans	43,536,716	42,648,738	43,093,397	NA	NA	NA
Total deposits	49,925,007	50,843,061	50,195,778	NA	NA	NA
Return on avg assets(1)	1.46%	1.32%	(0.10)%	1.46%	1.32%	1.21%
Return on avg common equity(1)	16.71	15.48	(2.14)	16.71	15.54	15.31
Return on avg tangible common equity(1)	18.81	17.52	(2.20)	18.82	17.58	17.57
Net interest margin(2)	3.37	3.35	3.20	NA	NA	NA
Efficiency ratio-TE(2)(3)	53.03	53.81	98.15	52.31	53.26	53.05
NCO ratio-QTD	0.17	0.20	0.32	NA	NA	NA
NPA ratio	0.59	0.67	0.60	NA	NA	NA
Common Equity Tier 1 capital (CET1) ratio(4)	10.91	10.77	10.60	NA	NA	NA
(1) Annualized
(2) Taxable equivalent
(3) Adjusted tangible efficiency ratio
(4) Current period ratio preliminary
NA - not applicable

Balance Sheet

Loans*

(dollars in millions)	2Q25	1Q25	Linked Quarter Change	Linked Quarter % Change	2Q24	Year/Year Change	Year/Year % Change
Commercial & industrial	$23,098.3	$22,313.3	$785.0	4%	$22,536.6	$561.7	2%
Commercial real estate	12,139.7	12,071.6	68.1	1	12,215.5	(75.8)	(1)
Consumer	8,298.7	8,263.8	34.8	—	8,341.3	(42.6)	(1)
Total loans	$43,536.7	$42,648.7	$888.0	2%	$43,093.4	$443.3	1%

*Amounts may not total due to rounding

Deposits*

(dollars in millions)	2Q25	1Q25	Linked Quarter Change	Linked Quarter % Change	2Q24	Year/Year Change	Year/Year % Change
Non-interest-bearing DDA	$11,219.8	$11,095.8	$124.0	1%	$11,177.7	$42.1	—%
Interest-bearing DDA	7,124.8	7,272.0	(147.2)	(2)	6,621.2	503.6	8
Money market	11,441.1	11,424.7	16.4	—	10,747.9	693.1	6
Savings	971.9	1,000.4	(28.5)	(3)	1,009.8	(38.0)	(4)
Public funds	7,719.9	8,125.0	(405.0)	(5)	7,111.9	608.0	9
Time deposits	6,730.4	7,078.5	(348.1)	(5)	8,125.2	(1,394.8)	(17)
Brokered deposits	4,717.1	4,846.7	(129.6)	(3)	5,402.0	(685.0)	(13)
Total deposits	$49,925.0	$50,843.1	$(918.1)	(2)%	$50,195.8	$(270.8)	(1)%

*Amounts may not total due to rounding

Income Statement Summary**

(in thousands, except per share data)	2Q25	1Q25	Linked Quarter Change	Linked Quarter % Change	2Q24	Year/Year Change	Year/Year % Change
Net interest income	$459,561	$454,384	$5,177	1%	$434,998	$24,563	6%
Non-interest revenue	134,135	116,466	17,669	15	(128,851)	262,986	204
Non-interest expense	315,701	308,034	7,667	2	301,801	13,900	5
Provision for (reversal of) credit losses	3,245	10,921	(7,676)	(70)	26,404	(23,159)	(88)
Income before taxes	$274,750	$251,895	$22,855	9%	$(22,058)	$296,808	nm
Income tax expense (benefit)	57,631	57,023	608	1	(7,378)	65,009	nm
Net income (loss)	217,119	194,872	22,247	11	(14,680)	231,799	nm
Less: Net income (loss) attributable to noncontrolling interest	(596)	(142)	(454)	(320)	(652)	56	9
Net income (loss) attributable to Synovus Financial Corp.	217,715	195,014	22,701	12	(14,028)	231,743	nm
Less: Preferred stock dividends	11,395	11,323	72	1	9,713	1,682	17
Net income (loss) available to common shareholders	$206,320	$183,691	$22,629	12%	$(23,741)	$230,061	nm
Weighted average common shares outstanding, diluted	139,502	141,775	(2,273)	(2)%	145,565	(6,063)	(4)%
Diluted earnings (loss) per share	$1.48	$1.30	$0.18	14	$(0.16)	$1.64	nm
Adjusted diluted earnings per share (1)	1.48	1.30	0.18	14	1.16	0.32	28
Effective tax rate	20.98%	22.64%			33.45%
(1) Diluted shares of 146,034 (in thousands) used to calculate 2Q24 adjusted diluted earnings per share.
**    Amounts may not total due to rounding
NM - not meaningful

Second Quarter Earnings Conference Call
Synovus will host an earnings highlights conference call with an accompanying slide presentation at 8:30 a.m. ET on July 17, 2025. The earnings call can be accessed with the listen-only dial-in phone number: 833-470-1428 (code: 937395). Shareholders and other interested parties may also listen to this conference call via simultaneous internet broadcast. For a link to the webcast, go to investor.synovus.com/event. The replay will be archived for at least 12 months and will be available approximately one hour after the call.

Synovus Financial Corp. is a financial services company based in Columbus, Georgia, with approximately $61 billion in assets. Synovus provides commercial and consumer banking and a full suite of specialized products and services, including wealth services, treasury management, mortgage services, premium finance, asset-based lending, structured lending, capital markets and international banking. As of June 30, 2025, Synovus has 244 branches in Georgia, Alabama, Florida, South Carolina and Tennessee. Synovus is a Great Place to Work-Certified Company. Learn more about Synovus at synovus.com.

Forward-Looking Statements

This press release and certain of our other filings with the Securities and Exchange Commission contain statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus’ use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the outlook for Synovus’ future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, our expectations regarding our future operating and financial performance; expectations on our growth strategy, expense and revenue initiatives, capital management, balance sheet management, and future profitability; expectations on credit quality and performance; and the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this press release. Many of these factors are beyond Synovus’ ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus’ management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended Dec. 31, 2024, under the captions “Cautionary Notice Regarding Forward-Looking Statements” and “Risk Factors” and in Synovus’ quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	Six Months Ended June 30,

	2025	2024	'25 vs '24
			% Change

Interest income	$1,538,407	$1,583,952	(3)%
Interest expense	624,462	730,108	(14)

Net interest income	913,945	853,844	7
Provision for (reversal of) credit losses	14,166	80,384	(82)

Net interest income after provision for credit losses	899,779	773,460	16

Non-interest revenue:
Service charges on deposit accounts	48,372	44,720	8
Fiduciary and asset management fees	40,249	38,741	4
Card fees	41,359	38,904	6
Brokerage revenue	41,107	43,164	(5)
Mortgage banking income	7,773	7,362	6
Capital markets income	19,901	21,704	(8)
Income from bank-owned life insurance	18,363	15,444	19
Investment securities gains (losses), net	—	(256,660)	nm
Other non-interest revenue	33,477	36,658	(9)

Total non-interest revenue	250,601	(9,963)	nm

Non-interest expense:
Salaries and other personnel expense	377,692	367,928	3
Net occupancy, equipment, and software expense	97,241	93,223	4
Third-party processing and other services	45,409	42,041	8
Professional fees	19,976	23,286	(14)
FDIC insurance and other regulatory fees	16,078	30,312	(47)
Restructuring charges (reversals)	(1,220)	866	nm
Other operating expenses	68,559	66,886	3

Total non-interest expense	623,735	624,542	—

Income before income taxes	526,645	138,955	279
Income tax expense	114,654	29,565	288

Net income	411,991	109,390	277

Less: Net income (loss) attributable to noncontrolling interest	(738)	(1,089)	32

Net income attributable to Synovus Financial Corp.	412,729	110,479	274

Less: Preferred stock dividends	22,718	19,398	17

Net income available to common shareholders	$390,011	$91,081	328%

Net income per common share, basic	$2.79	$0.62	350%

Net income per common share, diluted	2.77	0.62	347

Cash dividends declared per common share	0.78	0.76	3

Return on average assets *	1.39%	0.37%	102	bps
Return on average common equity *	16.11	4.07	nm

Weighted average common shares outstanding, basic	139,783	145,998	(4)%
Weighted average common shares outstanding, diluted	140,770	146,568	(4)

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2025		2024			Second Quarter

	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	'25 vs '24
						% Change

Interest income	$771,642	766,765	799,130	810,507	801,242	(4)%
Interest expense	312,081	312,381	344,137	369,767	366,244	(15)

Net interest income	459,561	454,384	454,993	440,740	434,998	6
Provision for (reversal of) credit losses	3,245	10,921	32,867	23,434	26,404	(88)

Net interest income after provision for credit losses	456,316	443,463	422,126	417,306	408,594	12

Non-interest revenue:
Service charges on deposit accounts	25,258	23,114	23,244	23,683	22,907	10
Fiduciary and asset management fees	20,332	19,917	21,373	19,714	19,728	3
Card fees	20,132	21,227	19,577	18,439	19,418	4
Brokerage revenue	20,748	20,359	20,907	20,810	20,457	1
Mortgage banking income	4,435	3,338	2,665	4,033	3,944	12
Capital markets income	12,960	6,941	12,070	10,284	15,077	(14)
Income from bank-owned life insurance	10,279	8,084	10,543	8,442	8,097	27
Investment securities gains (losses), net	—	—	—	—	(256,660)	nm
Other non-interest revenue	19,991	13,486	15,208	18,575	18,181	10

Total non-interest revenue	134,135	116,466	125,587	123,980	(128,851)	204

Non-interest expense:
Salaries and other personnel expense	192,182	185,510	184,725	184,814	179,407	7
Net occupancy, equipment, and software expense	48,589	48,652	47,251	46,977	46,415	5
Third-party processing and other services	23,535	21,874	22,158	21,552	21,783	8
Professional fees	10,197	9,779	11,949	10,854	15,655	(35)
FDIC insurance and other regulatory fees	7,534	8,544	8,227	7,382	6,493	16
Restructuring charges (reversals)	72	(1,292)	37	1,219	(658)	nm
Other operating expenses	33,592	34,967	34,964	40,892	32,706	3

Total non-interest expense	315,701	308,034	309,311	313,690	301,801	5

Income (loss) before income taxes	274,750	251,895	238,402	227,596	(22,058)	nm
Income tax expense (benefit)	57,631	57,023	49,025	46,912	(7,378)	nm

Net income (loss)	217,119	194,872	189,377	180,684	(14,680)	nm

Less: Net income (loss) attributable to noncontrolling interest	(596)	(142)	(1,049)	(871)	(652)	9

Net income (loss) attributable to Synovus Financial Corp.	217,715	195,014	190,426	181,555	(14,028)	nm

Less: Preferred stock dividends	11,395	11,323	11,578	11,927	9,713	17

Net income (loss) available to common shareholders	$206,320	183,691	178,848	169,628	(23,741)	nm

Net income (loss) per common share, basic	$1.49	1.31	1.26	1.19	(0.16)	nm

Net income (loss) per common share, diluted	1.48	1.30	1.25	1.18	(0.16)	nm

Cash dividends declared per common share	0.39	0.39	0.38	0.38	0.38	3

Return on average assets *	1.46%	1.32	1.25	1.21	(0.10)	156	bps
Return on average common equity *	16.71	15.48	14.75	14.38	(2.14)	nm

Weighted average common shares outstanding, basic	138,891	140,684	141,555	143,144	145,565	(5)%
Weighted average common shares outstanding, diluted	139,502	141,775	142,694	143,979	145,565	(4)

nm - not meaningful
bps - basis points
* - ratios are annualized
Amounts may not total due to rounding

Synovus

BALANCE SHEET DATA	June 30, 2025	December 31, 2024	June 30, 2024

(Unaudited)

(In thousands, except share data)

ASSETS
Interest-earning deposits with banks and other cash and cash equivalents	$2,820,054	$2,977,667	$2,263,545
Federal funds sold and securities purchased under resale agreements	32,262	16,320	31,063
Cash, cash equivalents, and restricted cash	2,852,316	2,993,987	2,294,608

Investment securities held to maturity	2,502,639	2,581,469	2,668,068
Investment securities available for sale	7,798,824	7,551,018	7,043,681
Loans held for sale (includes $45,136, $33,448 and $41,823 measured at fair value, respectively)	153,037	90,111	139,323

Loans, net of deferred fees and costs	43,536,716	42,609,028	43,093,397
Allowance for loan losses	(464,831)	(486,845)	(485,101)
Loans, net	43,071,885	42,122,183	42,608,296

Cash surrender value of bank-owned life insurance	1,150,853	1,139,988	1,125,928
Premises, equipment, and software, net	378,739	383,724	375,455
Goodwill	480,440	480,440	480,440
Other intangible assets, net	29,063	34,318	40,114
Other assets	2,638,989	2,856,406	2,830,430
Total assets	$61,056,785	$60,233,644	$59,606,343

LIABILITIES AND EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$11,658,129	$11,596,119	$11,655,811
Interest-bearing deposits	38,266,878	39,499,240	38,539,967

Total deposits	49,925,007	51,095,359	50,195,778

Federal funds purchased and securities sold under repurchase agreements, and other short-term borrowings	85,327	131,728	97,020
Long-term debt	3,909,478	1,733,109	2,283,767
Other liabilities	1,498,331	2,007,197	1,953,106
Total liabilities	55,418,143	54,967,393	54,529,671

Equity:
Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,142 shares; issued 172,702,630, 172,185,507 and 171,935,817 respectively; outstanding 138,781,530, 141,165,908 and 144,149,614 respectively	172,703	172,186	171,936
Additional paid-in capital	3,992,061	3,986,729	3,965,751
Treasury stock, at cost; 33,921,100, 31,019,599, and 27,786,203 shares, respectively	(1,359,113)	(1,216,827)	(1,066,239)
Accumulated other comprehensive income (loss), net	(739,221)	(970,765)	(1,050,374)
Retained earnings	3,014,111	2,736,089	2,495,387
Total Synovus Financial Corp. shareholders’ equity	5,617,686	5,244,557	5,053,606
Noncontrolling interest in subsidiary	20,956	21,694	23,066
Total equity	5,638,642	5,266,251	5,076,672
Total liabilities and equity	$61,056,785	$60,233,644	$59,606,343

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Second Quarter 2025			First Quarter 2025			Second Quarter 2024
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2)	$34,539,952	$550,768	6.39%	$34,262,226	$543,485	6.43%	$35,006,497	$593,715	6.82%
Consumer loans (1)	8,278,835	108,705	5.26	8,244,161	106,344	5.19	8,358,325	109,206	5.23
Less: Allowance for loan losses	(474,658)	—	—	(480,023)	—	—	(492,640)	—	—
Loans, net	42,344,129	659,473	6.25	42,026,364	649,829	6.26	42,872,182	702,921	6.59
Total investment securities(3)	10,734,276	93,720	3.49	10,759,512	93,352	3.47	10,373,792	78,891	3.04
Interest-earning deposits with other banks	1,531,139	16,525	4.27	2,054,292	22,172	4.32	1,248,460	16,641	5.28
Federal funds sold and securities purchased under resale agreements	29,766	219	2.91	20,162	131	2.60	23,493	159	2.68
Mortgage loans held for sale	38,913	582	5.98	24,267	373	6.15	37,364	666	7.13
Other loans held for sale	88,348	516	2.31	69,049	384	2.23	96,180	466	1.92
Other earning assets(4)	196,539	2,269	4.61	178,344	2,101	4.71	198,515	2,849	5.75
Total interest earning assets	54,963,110	773,304	5.64%	55,131,990	768,342	5.65%	54,849,986	802,593	5.89%
Cash and due from banks	461,767			499,201			531,604
Premises and equipment	381,260			384,258			376,293
Cash surrender value of bank-owned life insurance	1,147,894			1,142,943			1,121,764
Other assets(5)	2,623,082			2,718,154			2,367,202
Total assets	$59,577,113			$59,876,546			$59,246,849
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$11,534,256	63,656	2.21%	$11,613,495	62,811	2.19%	$10,789,288	68,809	2.57%
Money market accounts	14,322,197	98,275	2.75	13,900,933	92,897	2.71	12,617,120	99,380	3.17
Savings deposits	994,159	355	0.14	994,127	320	0.13	1,036,321	304	0.12
Time deposits	7,205,998	62,047	3.45	7,777,767	71,055	3.71	8,382,774	93,431	4.48
Brokered deposits	4,760,027	53,976	4.55	4,905,909	55,242	4.57	5,483,298	73,830	5.42
Federal funds purchased and securities sold under repurchase agreements	62,543	186	1.17	75,252	208	1.11	114,595	570	1.97
Other short-term borrowings	—	—	—	—	—	—	108,946	1,530	5.55
Long-term debt	2,111,647	33,586	6.35	1,773,203	29,848	6.74	1,666,731	28,390	6.79
Total interest-bearing liabilities	40,990,827	312,081	3.05%	41,040,686	312,381	3.09%	40,199,073	366,244	3.66%
Non-interest-bearing demand deposits	11,386,117			11,406,048			12,099,256
Other liabilities	1,689,533			2,058,727			1,932,822
Total equity	5,510,636			5,371,085			5,015,698
Total liabilities and equity	$59,577,113			$59,876,546			$59,246,849
Net interest income and net interest margin, taxable equivalent (6)		$461,223	3.37%		$455,961	3.35%		$436,349	3.20%
Less: taxable-equivalent adjustment		1,662			1,577			1,351
Net interest income		$459,561			$454,384			$434,998

(1)Average loans are shown net of unearned income. NPLs are included. Interest income includes fees as follows: Second Quarter 2025 — $11.5 million, First Quarter 2025 — $13.2 million, and Second Quarter 2024 — $12.3 million.
(2)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(3)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(4)Includes trading account assets and FHLB and Federal Reserve Bank Stock.
(5)Includes average net unrealized gains (losses) on investment securities available for sale of $(394.9) million, $(473.3) million, and $(727.6) million for the Second Quarter 2025, First Quarter 2025, and Second Quarter 2024, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income- TE by average total interest earning assets.

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Six Months Ended June 30,
	2025			2024
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2)	$34,401,857	$1,094,253	6.41%	$34,975,147	$1,177,174	6.77%
Consumer loans (1)	8,261,594	215,049	5.23	8,396,215	218,773	5.23
Less: Allowance for loan losses	(477,326)	—	—	(486,893)	—	—
Loans, net	42,186,125	1,309,302	6.25	42,884,469	1,395,947	6.54
Total investment securities(3)	10,746,824	187,072	3.48	10,761,017	150,797	2.80
Interest-earning deposits with other banks	1,791,271	38,697	4.30	1,219,372	32,548	5.28
Federal funds sold and securities purchased under resale agreements	24,990	350	2.78	29,586	425	2.84
Mortgage loans held for sale	31,631	955	6.04	33,569	1,161	6.92
Other loans held for sale	78,752	900	2.27	57,323	549	1.89
Other earning assets(4)	187,492	4,370	4.66	198,954	5,187	5.23
Total interest earning assets	55,047,085	$1,541,646	5.65%	55,184,290	$1,586,614	5.78%
Cash and due from banks	480,381			528,178
Premises and equipment	382,751			373,335
Cash surrender value of bank-owned life insurance	1,145,432			1,118,233
Other assets(5)	2,670,354			1,930,505
Total assets	$59,726,003			$59,134,541
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$11,573,656	$126,467	2.20%	$10,689,814	$134,224	2.53%
Money market accounts	14,112,729	191,172	2.73	12,721,753	202,509	3.20
Savings deposits	994,143	675	0.14	1,046,704	591	0.11
Time deposits	7,490,303	133,102	3.58	8,142,812	179,924	4.44
Brokered deposits	4,832,565	109,218	4.56	5,610,371	151,172	5.42
Federal funds purchased and securities sold under repurchase agreements	68,863	394	1.14	114,076	1,218	2.11
Other short-term borrowings	—	—	—	90,361	2,485	5.44
Long-term debt	1,943,360	63,434	6.53	1,715,736	57,985	6.74
Total interest-bearing liabilities	41,015,619	$624,462	3.07%	40,131,627	$730,108	3.66%
Non-interest-bearing demand deposits	11,396,028			12,085,463
Other liabilities	1,873,110			1,857,741
Total equity	5,441,246			5,059,710
Total liabilities and equity	$59,726,003			$59,134,541
Net interest income, taxable equivalent net interest margin (6)		$917,184	3.36%		$856,506	3.12%
Less: taxable-equivalent adjustment		3,239			2,662
Net interest income		$913,945			$853,844

(1)Average loans are shown net of unearned income. NPLs are included. Interest income includes fees as follows: 2025 — $24.8 million and 2024 — $22.9 million.
(2)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans to a taxable-equivalent basis.
(3)Securities are included on an amortized cost basis with yield and net interest margin calculated accordingly.
(4)Includes trading account assets and FHLB and Federal Reserve Bank Stock.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(433.9) million and $(1.04) billion for the six months ended June 30, 2025 and 2024, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income - TE by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	June 30, 2025	March 31, 2025	% Change	June 30, 2024	% Change
Commercial, Financial, and Agricultural	$15,238,812	$14,611,712	4%	$14,519,608	5%
Owner-Occupied	7,859,532	7,701,627	2	8,017,004	(2)
Total Commercial & Industrial	23,098,344	22,313,339	4	22,536,612	2
Multi-Family	4,162,623	4,182,886	—	4,288,436	(3)
Hotels	1,822,720	1,831,937	(1)	1,802,076	1
Office Buildings	1,677,966	1,724,113	(3)	1,801,945	(7)
Shopping Centers	1,325,773	1,268,683	4	1,298,967	2
Warehouses	883,586	848,530	4	865,359	2
Other Investment Property	1,436,852	1,409,752	2	1,271,266	13
Total Investment Properties	11,309,520	11,265,901	—	11,328,049	—
1-4 Family Construction	209,509	189,027	11	171,335	22
1-4 Family Investment Mortgage	327,369	324,411	1	381,212	(14)
Total 1-4 Family Properties	536,878	513,438	5	552,547	(3)
Commercial Development	58,627	68,227	(14)	65,994	(11)
Residential Development	77,001	75,240	2	67,231	15
Land Acquisition	157,664	148,752	6	201,666	(22)
Land and Development	293,292	292,219	—	334,891	(12)
Total Commercial Real Estate	12,139,690	12,071,558	1	12,215,487	(1)
Consumer Mortgages	5,246,940	5,269,505	—	5,371,164	(2)
Home Equity	1,852,884	1,839,185	1	1,812,940	2
Credit Cards	194,630	178,522	9	178,889	9
Other Consumer Loans	1,004,228	976,629	3	978,305	3
Total Consumer	8,298,682	8,263,841	—	8,341,298	(1)
Total	$43,536,716	$42,648,738	2%	$43,093,397	1%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	June 30, 2025	March 31, 2025	% Change	June 30, 2024	% Change
Commercial, Financial, and Agricultural	$110,181	$125,570	(12)%	$120,107	(8)%
Owner-Occupied	19,128	18,226	5	50,977	(62)
Total Commercial & Industrial	129,309	143,796	(10)	171,084	(24)
Multi-Family	211	112	88	1,718	(88)
Office Buildings	55,634	64,423	(14)	7,350	nm
Shopping Centers	503	511	(2)	541	(7)
Warehouses	131	145	(10)	177	(26)
Other Investment Property	1,044	885	18	1,782	(41)
Total Investment Properties	57,523	66,076	(13)	11,568	397
1-4 Family Construction	—	145	nm	311	nm
1-4 Family Investment Mortgage	2,386	2,432	(2)	2,749	(13)
Total 1-4 Family Properties	2,386	2,577	(7)	3,060	(22)
Commercial Development	47	48	(2)	—	nm
Residential Development	—	—	nm	303	(100)
Land Acquisition	1,307	1,363	(4)	606	116
Land and Development	1,354	1,411	(4)	909	49
Total Commercial Real Estate	61,263	70,064	(13)	15,537	294
Consumer Mortgages	43,476	48,859	(11)	48,352	(10)
Home Equity	17,713	18,302	(3)	14,947	19
Other Consumer Loans	5,654	5,608	1	6,186	(9)
Total Consumer	66,843	72,769	(8)	69,485	(4)
Total	$257,415	$286,629	(10)%	$256,106	1%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2025		2024			Second Quarter

	Second	First	Fourth	Third	Second	'25 vs '24
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$257,415	286,629	309,164	312,964	256,106	1%
Other Real Estate and Other Assets	1,198	563	385	386	823	46

Non-performing Assets (NPAs)	258,613	287,192	309,549	313,350	256,929	1

Allowance for Loan Losses (ALL)	464,831	478,207	486,845	484,985	485,101	(4)
Reserve for Unfunded Commitments	48,975	50,655	52,462	49,556	53,058	(8)

Allowance for Credit Losses (ACL)	513,806	528,862	539,307	534,541	538,159	(5)

Net Charge-Offs - Quarter	18,301	21,366	28,101	27,052	34,485
Net Charge-Offs - YTD	39,667	21,366	133,994	105,893	78,841
Net Charge-Offs / Average Loans - Quarter (1)	0.17%	0.20	0.26	0.25	0.32
Net Charge-Offs / Average Loans - YTD (1)	0.19	0.20	0.31	0.33	0.36
NPLs / Loans	0.59	0.67	0.73	0.73	0.59
NPAs / Loans, ORE and specific other assets	0.59	0.67	0.73	0.73	0.60
ACL/Loans	1.18	1.24	1.27	1.24	1.25
ALL/Loans	1.07	1.12	1.14	1.12	1.13

ACL/NPLs	199.60	184.51	174.44	170.80	210.13
ALL/NPLs	180.58	166.84	157.47	154.96	189.41

Past Due Loans over 90 days and Still Accruing	$40,065	40,886	48,592	4,359	4,460	nm
As a Percentage of Loans Outstanding	0.09%	0.10	0.11	0.01	0.01

Total Past Due Loans and Still Accruing	$104,267	93,493	108,878	97,229	129,759	(20)
As a Percentage of Loans Outstanding	0.24%	0.22	0.26	0.23	0.30

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	June 30, 2025	December 31, 2024	June 30, 2024

Common Equity Tier 1 Capital Ratio	10.91%	10.84	10.60
Tier 1 Capital Ratio	12.01	11.96	11.72
Total Risk-Based Capital Ratio	13.74	13.81	13.56
Tier 1 Leverage Ratio	9.86	9.55	9.44
Total Synovus Financial Corp. shareholders' equity as a Percentage of Total Assets	9.20	8.71	8.48
Tangible Common Equity Ratio (2)	7.55	7.02	6.76
Book Value Per Common Share (3)	$36.61	33.35	31.33
Tangible Book Value Per Common Share (4)	32.94	29.70	27.72

(1) Current quarter regulatory capital information is preliminary.
(2) See "Non-GAAP Financial Measures" for applicable reconciliation.
(3) Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders’ equity less Preferred Stock divided by total common shares outstanding.

(4) Tangible Book Value Per Common Share consists of Total Synovus Financial Corp. shareholders’ equity less Preferred Stock and less the carrying value of goodwill and other intangible assets divided by total common shares outstanding.

Non-GAAP Financial Measures

The measures entitled adjusted non-interest revenue, non-interest expense; adjusted revenue taxable equivalent (TE); adjusted tangible efficiency ratio; adjusted pre-provision net revenue (PPNR); adjusted return on average assets; adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average common equity; return on average tangible common equity; adjusted return on average tangible common equity; and tangible common equity ratio are not measures recognized under GAAP and therefore are considered non-GAAP financial measures. The most comparable GAAP measures to these measures are total non-interest revenue; total non-interest expense; total revenue; efficiency ratio-TE; PPNR; return on average assets; net income available to common shareholders; diluted earnings per share; return on average common equity; and the ratio of total Synovus Financial Corp. shareholders' equity to total assets, respectively.

Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management and investors in evaluating Synovus’ operating results, financial strength, the performance of its business, and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted non-interest revenue and adjusted revenue (TE) are measures used by management to evaluate non-interest revenue and total revenue exclusive of net investment securities gains (losses), fair value adjustments on non-qualified deferred compensation and other items not indicative of ongoing operations that could impact period-to-period comparisons. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Adjusted net income available to common shareholders, adjusted diluted earnings per share, adjusted return on average assets, adjusted return on average common equity, and adjusted PPNR are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus’ performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. The tangible common equity ratio is used by stakeholders to assess our capital position. The computations of these measures are set forth in the tables below.

Reconciliation of Non-GAAP Financial Measures

(dollars in thousands)	2Q25	1Q25	2Q24

Adjusted non-interest revenue
Total non-interest revenue	$134,135	$116,466	$(128,851)
Investment securities (gains) losses, net	—	—	256,660
Fair value adjustment on non-qualified deferred compensation	(3,275)	816	(561)
Adjusted non-interest revenue	$130,860	$117,282	$127,248

Adjusted non-interest expense
Total non-interest expense	$315,701	$308,034	$301,801
Restructuring (charges) reversals	(72)	1,292	658
Valuation adjustment to Visa derivative	—	(2,200)	—
Fair value adjustment on non-qualified deferred compensation	(3,275)	816	(561)
Adjusted non-interest expense	$312,354	$307,942	$301,898

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in thousands)	2Q25	1Q25	2Q24
Adjusted revenue (TE) and tangible efficiency ratio
Adjusted non-interest expense	$312,354	$307,942	$301,898
Amortization of intangibles	(2,627)	(2,627)	(2,907)
Adjusted tangible non-interest expense	$309,727	$305,315	$298,991

Net interest income	$459,561	$454,384	$434,998
Tax equivalent adjustment	1,662	1,577	1,351
Net interest income (TE)	461,223	455,961	436,349

Net interest income	$459,561	$454,384	$434,998
Total non-interest revenue	134,135	116,466	(128,851)
Total revenue	$593,696	$570,850	$306,147
Tax equivalent adjustment	1,662	1,577	1,351
Total TE revenue	595,358	572,427	307,498
Investment securities losses (gains), net	—	—	256,660
Fair value adjustment on non-qualified deferred compensation	(3,275)	816	(561)
Adjusted revenue (TE)	$592,083	$573,243	$563,597
Efficiency ratio-TE	53.03%	53.81%	98.15%
Adjusted tangible efficiency ratio	52.31	53.26	53.05

Adjusted pre-provision net revenue
Net interest income	$459,561	$454,384	$434,998
Total non-interest revenue	134,135	116,466	(128,851)
Total non-interest expense	(315,701)	(308,034)	(301,801)
Pre-provision net revenue (PPNR)	$277,995	$262,816	$4,346

Adjusted revenue (TE)	$592,083	$573,243	$563,597
Adjusted non-interest expense	(312,354)	(307,942)	(301,898)
Adjusted PPNR	$279,729	$265,301	$261,699

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in thousands)	2Q25	1Q25	2Q24
Adjusted return on average assets (annualized)
Net income (loss)	$217,119	$194,872	$(14,680)
Restructuring charges (reversals)	72	(1,292)	(658)
Valuation adjustment to Visa derivative	—	2,200	—
Investment securities losses (gains), net	—	—	256,660
Tax effect of adjustments(1)	(17)	(219)	(62,644)
Adjusted net income	$217,174	$195,561	$178,678
Net income (loss) annualized	$870,862	$790,314	$(59,043)
Adjusted net income annualized	$871,083	$793,109	$718,639
Total average assets	$59,577,113	$59,876,546	$59,246,849
Return on average assets (annualized)	1.46%	1.32%	(0.10)%
Adjusted return on average assets (annualized)	1.46	1.32	1.21

Adjusted net income available to common shareholders and adjusted diluted earnings per share
Net income (loss) available to common shareholders	$206,320	$183,691	$(23,741)
Restructuring charges (reversals)	72	(1,292)	(658)
Valuation adjustment to Visa derivative	—	2,200	—
Investment securities losses (gains), net	—	—	256,660
Tax effect of adjustments(1)	(17)	(219)	(62,644)
Adjusted net income available to common shareholders	$206,375	$184,380	$169,617
Weighted average common shares outstanding, diluted(2)	139,502	141,775	145,565
Diluted earnings per share	$1.48	$1.30	$(0.16)
Adjusted diluted earnings per share	1.48	1.30	1.16
(1) An assumed marginal tax rate of 24.2% for 2Q25 and 1Q25 and 24.5% for 2Q24 was applied.
(2) Diluted shares of 146,034 (in thousands) used to calculate 2Q24 adjusted diluted earnings per share.

Reconciliation of Non-GAAP Financial Measures, continued

(dollars in thousands)	2Q25	1Q25	2Q24
Adjusted return on average common equity, return on average tangible common equity, and adjusted return on average tangible common equity (annualized)
Net income (loss) available to common shareholders	$206,320	$183,691	$(23,741)
Restructuring charges (reversals)	72	(1,292)	(658)
Valuation adjustment to Visa derivative	—	2,200	—
Investment securities losses (gains), net	—	—	256,660
Tax effect of adjustments(1)	(17)	(219)	(62,644)
Adjusted net income available to common shareholders	$206,375	$184,380	$169,617

Adjusted net income available to common shareholders annualized	$827,768	$747,763	$682,196
Amortization of intangibles, tax effected, annualized	7,993	8,082	8,831
Adjusted net income available to common shareholders excluding amortization of intangibles annualized	$835,761	$755,845	$691,027

Net income (loss) available to common shareholders annualized	$827,547	$744,969	$(95,486)
Amortization of intangibles, tax effected, annualized	7,993	8,082	8,831
Net income (loss) available to common shareholders excluding amortization of intangibles annualized	$835,540	$753,051	$(86,655)

Total average Synovus Financial Corp. shareholders' equity less preferred stock	$4,952,297	$4,812,279	$4,455,198
Average goodwill	(480,440)	(480,440)	(480,902)
Average other intangible assets, net	(30,398)	(32,966)	(41,547)
Total average Synovus Financial Corp. tangible shareholders' equity less preferred stock	$4,441,459	$4,298,873	$3,932,749
Return on average common equity (annualized)	16.71%	15.48%	(2.14)%
Adjusted return on average common equity (annualized)	16.71	15.54	15.31
Return on average tangible common equity (annualized)	18.81	17.52	(2.20)
Adjusted return on average tangible common equity (annualized)	18.82	17.58	17.57
(1) An assumed marginal tax rate of 24.2% for 2Q25 and 1Q25 and 24.5% for 2Q24 was applied.

(dollars in thousands)	June 30, 2025	December 31, 2024	June 30, 2024

Tangible common equity ratio
Total assets	$61,056,785	$60,233,644	$59,606,343
Goodwill	(480,440)	(480,440)	(480,440)
Other intangible assets, net	(29,063)	(34,318)	(40,114)
Tangible assets	$60,547,282	$59,718,886	$59,085,789

Total Synovus Financial Corp. shareholders’ equity	$5,617,686	$5,244,557	$5,053,606
Goodwill	(480,440)	(480,440)	(480,440)
Other intangible assets, net	(29,063)	(34,318)	(40,114)
Preferred Stock, no par value	(537,145)	(537,145)	(537,145)
Tangible common equity	$4,571,038	$4,192,654	$3,995,907
Total Synovus Financial Corp. shareholders’ equity to total assets ratio	9.20%	8.71%	8.48%
Tangible common equity ratio	7.55	7.02	6.76

Amounts may not total due to rounding